UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                   -----------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 2, 2015

                               CEL-SCI CORPORATION
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             (Exact name of registrant as specified in its charter)


     Colorado                          001-11889             84-0916344
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(State or other jurisdiction      (Commission File No.)    (IRS Employer
    of incorporation)                                      Identification No.)

                              8229 Boone Blvd. #802
                                Vienna, VA 22182
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          (Address of principal executive offices, including Zip Code)


      Registrant's telephone number, including area code: (703) 506-9460
                                                          --------------


                                       N/A
                   ------------------------------------------
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))



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Item 8.01   Other Events.

     The following is an update regarding the pending arbitration proceeding CEL-SCI Corporation v. inVentiv Health Clinical, LLC (f/k/a PharmaNet LLC and PharmaNet GmbH (f/k/a PharmaNet AG):

     CEL-SCI initially retained inVentiv, a clinical research organization, to conduct the Phase III Clinical Trial of CEL-SCI's investigational drug Multikine(C) (Leukocyte Interleukin, Injection). CEL-SCI terminated inVentiv in or about March 2013 and replaced it with two clinical research organizations, Aptiv Solutions, Inc. and Ergomed Clinical Research Ltd. CEL-SCI's arbitration claim is initiated under the Commercial Rules of the American Arbitration Association, pursuant to the parties' contract, and alleges (i) breach of contract, (ii) fraud in the inducement, and (iii) common law fraud. In an amended statement of claim, CEL-SCI has also alleged professional malpractice against inVentiv. CEL-SCI seeks at least $50 million in damages.

     inVentiv, which previously asserted (i) a breach of contract counterclaim against CEL-SCI, seeking at least $2 million in damages for services allegedly performed by inVentiv, has alleged additional counterclaims against CEL-SCI, for
(ii) breach of contract, seeking at least $1 million in damages for allegedly using inVentiv's name in connection with publications and promotions, which inVentiv claims breached a provision in the parties' contract; (iii) opportunistic breach, restitution and unjust enrichment, seeking at least $20 million in disgorgement of alleged unjust profits allegedly made by CEL-SCI as a result of the purported breaches referenced in subsection (ii); and (iv) defamation, seeking at least $1 million in damages for allegedly defamatory statements made about inVentiv. CEL-SCI believes inVentiv's counterclaims are meritless and intends to vigorously defend against them.

     As a result, the arbitration hearing (the arbitration equivalent of a trial), which was previously scheduled for May 4, 2015, has been tentatively rescheduled for October 27, 2015 through November 17, 2015. The arbitrator has instructed the parties to hold this time period free on their calendars.

     Although  the  arbitrator  has allowed  both  parties to  supplement  their
claims,   inVentiv  has  moved  to  dismiss   CEL-SCI's   additional  claim  for
professional malpractice, which CEL-SCI will vigorously oppose.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 2, 2015
                                 CEL-SCI CORPORATION



                                 By:  /s/ Patricia B. Prichep
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                                      Patricia B. Prichep
                                         Senior Vice President of Operations





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